[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

EXHIBIT 10.31
SETTLEMENT AND LICENSE AGREEMENT
This Settlement and License Agreement (the “Agreement”) is entered into by and between Abbott Diabetes Care Inc., a Delaware corporation having a principal place of business at 1420 Harbor Bay Parkway, Alameda, CA 94502 (“ADC”), and DexCom, Inc., a Delaware corporation having a principal place of business at 6340 Sequence Drive, San Diego, CA 92121 (“DexCom”), each of which is referred to as a “Party” and which are collectively referred to as the “Parties,” as of the date on which the last of the two Parties signs the Agreement (the “Effective Date”).
RECITALS
WHEREAS, ADC and DexCom wish to settle all disputes between ADC and DexCom regarding the consolidated patent infringement lawsuits which are captioned Abbott Diabetes Care Inc. v. DexCom, Inc., in the United States District Court for the District of Delaware, Case Nos. 05-590 (GMS), 06-514 (GMS), and 13-02105 (GMS) (the “Litigation”), including all claims, defenses, and counterclaims that were asserted, might have been asserted, might now be asserted, or might hereafter have been asserted by either Party;

WHEREAS, to resolve their patent disputes and avoid the inconvenience, uncertainty, and expense of litigation, the Parties have agreed upon the settlement set forth in this Agreement; and
WHEREAS, the Parties desire to grant each other the limited rights described in this Agreement, on the terms and conditions set forth herein.
TERMS AND CONDITIONS
NOW, THEREFORE, in consideration of the foregoing and of the mutual promises of the Parties, constituting good and valuable consideration, the Parties agree as follows:

A.	Definitions
As used in this Agreement, the following terms have the meanings stated below:
1.“ADC Licensed Patents” means, collectively:
(a)    [*****];
(b)    All worldwide patents that (i) have issued or in the future issue, and (ii) claim priority to, or have common priority with, the [*****], including, without limitation, continuations, continuations-in-part, and divisionals; and
(c)    All reissues, reexamination certificates, inter partes review certificates, results of oppositions, renewals, patent term extensions, patent term adjustments, and corrections of or to the patents described in subsections (a) or (b).
2.    “ADC Patents” means, collectively, U.S. Patent Nos. [*****].
3.    “ADC Products” means (a) [*****]; or (b) [*****].
4.    “ADC Releasees” means ADC, its Affiliates, and employees, officers, directors, agents, insurers, underwriters, and legal representatives of ADC or its Affiliates.

5.    “Affiliate” means any entity that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with the entity specified.
6.    “Ancillary Products” means [*****].
7.    “Challenge” means, with respect to any Party’s patents or patent applications, directly or indirectly, (a) to assert in any court or other competent governmental authority that such patents or patent applications are invalid or unenforceable, (b) to seek in any court or other competent governmental authority to narrow or change the scope of such patents or patent applications, (c) to seek, request, or otherwise take any action that results, or is reasonably expected to result in the declaration, initiation or continuation of a reexamination, interference or derivation proceeding, opposition, post-grant review or inter partes review of such patents, (d) to submit to any court or other competent governmental authority prior art, evidence, or arguments adverse to the patentability or validity of any of the other Party’s patents or patent applications, or (e) to assist or cooperate with any other person or party to do any of the foregoing.
8.    “Change of Control” means, as to a Party or other entity, (a) a transaction or series of related transactions that result in the sale, exchange, transfer or other disposition of all or substantially all of the Party’s or other entity’s assets pertaining to products or components that are subject to this Agreement; (b) a merger or consolidation in which (i) the Party or other entity is not the surviving entity or (ii) the Party or other entity is the surviving entity, where in either case (whether (i) or (ii)) the persons or entities who Controlled such Party or other entity immediately before the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, Control such Party or other entity; or (c) a transaction or series of related transactions (which may include without limitation a tender offer for a Party’s or other entity’s or its Controlling parent’s stock or the issuance, sale, or exchange of stock of a Party or other entity or its Controlling parent) if the persons or entities who Controlled such Party or other entity immediately before the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, Control such Party or other entity; provided, however, notwithstanding anything to the contrary in this Agreement, neither (i) the issuance of securities by a Party or other entity through a public offering, nor (ii) the transfer of ownership or Control in a Party or other entity to one or more of its Affiliates shall constitute a Change of Control. A Change of Control of a Party’s Controlling parent constitutes a “Change of Control” of the Party. “Change of Control” includes any Change of Control that results from a bankruptcy proceeding involving a Party.
9.    “Claims” means any and all claims, defenses, demands, causes of action, suits, choses in action, controversies, actions, judgments, liens, indebtednesses, damages, losses, attorney’s fees, expert’s fees, expenses, liabilities, and proceedings of whatever kind and character, whether known or unknown, asserted or unasserted.
10.    “Control” or “Controlled” means having the power, direct or indirect, to direct or cause the direction of the management and policies of the subject entity whether by ownership, contract, or otherwise. For the avoidance of doubt, ownership of more than fifty percent (50%) of the voting securities of the subject entity shall constitute “Control.”
11.    “Covenant Period” means the period commencing on the Effective Date of this Agreement and terminating on March 31, 2021.
12.    “DexCom Releasees” means DexCom, its Affiliates, and employees, officers, directors, agents, insurers, underwriters, and legal representatives of DexCom or its Affiliates.
13.    “DexCom Licensed Patents” means, collectively:

(a)    All worldwide patents and patent applications (including any provisional or abandoned patent applications) that DexCom owns or has the right to enforce or direct enforcement of (either solely or jointly with one or more other persons or entities) as of the Effective Date that have an actual filing date before January 1, 2005, excluding those patents and patent applications identified on Exhibit A;
(b)    All worldwide patents that DexCom owns or has the right to enforce or direct enforcement of (either solely or jointly with one or more other persons or entities) that (i) have issued as of the Effective Date and that, as of May 15, 2014 claimed, or at any time thereafter claim, priority (in whole or in part) to any of the patents or patent applications captured in subsection (a), or (ii) issue in the future from any patent applications currently pending or subsequently filed (including continuations, continuations-in-part, and divisionals) that, as of May 15, 2014 claimed, or at any time thereafter claim, priority (in whole or in part) to any of the patents or patent applications captured in subsection (a);
(c)    A claim in a continuation, continuation-in-part, divisional or any other worldwide patent claiming priority to a patent captured in subsection (b), but not claiming priority to a patent or application captured in subsection (a), if the following is true: [*****]; and
(d)    All reissues, reexamination certificates, inter partes review certificates, results of oppositions, renewals, patent term extensions, patent term adjustments, and corrections of or to the patents and patent applications captured in subsections (a) and (b), and claims satisfying the criteria in either of subsections (c)(i) or (c)(ii) in all reissues, reexamination certificates, inter partes review certificates, results of oppositions, renewals, patent term extensions, patent term adjustments, and corrections of or to the patents captured in subsection (c).

Continuations, continuations-in-part, divisionals and other patents claiming priority to the patents captured in subsection (b), but not claiming priority to any of the patents or patent applications captured in subsection (a), are excluded from the definition of DexCom Licensed Patents, except to the extent they have claims that satisfy the requirements of subsection (c).
14.    “DexCom Products” means (a) [*****]; or (b) [*****].
15.    “Licensed Patents” means any and all of ADC Licensed Patents or DexCom Licensed Patents, as the context may require.
16.    “Products” means any and all of ADC Products or DexCom Products, as the context may require.
17.    “Third Party” means any person or entity that is not a Party or an Affiliate of a Party.

B.	Mutual Releases
1.    ADC, on behalf of itself and its agents, officers, directors, employees, advisors, representatives, attorneys, successors, and assigns, in consideration of the agreements set forth herein, and intending to be legally bound, irrevocably releases and forever discharges the DexCom Releasees from any and all Claims of ADC existing as of the Effective Date based upon, arising out of, or in any way relating to the ADC Licensed Patents.
2.    ADC, on behalf of itself and its agents, officers, directors, employees, advisors, representatives, attorneys, successors, and assigns, in consideration of the agreements set forth herein, and intending to be legally bound, also irrevocably releases and forever discharges DexCom’s suppliers, distributors, end-users and other customers strictly with respect to the making, selling, supplying, distribution, importing or use of DexCom Products before the

Effective Date or the use, resale, resupply or further distribution after the Effective Date of DexCom Products first sold, supplied or distributed before the Effective Date.
3.    DexCom, on behalf of itself and its agents, officers, directors, employees, advisors, representatives, attorneys, successors, and assigns, in consideration of the agreements set forth herein, and intending to be legally bound, irrevocably releases and forever discharges the ADC Releasees from any and all Claims of DexCom existing as of the Effective Date based upon, arising out of, or in any way relating to the Dexcom Licensed Patents.
4.    DexCom, on behalf of itself and its agents, officers, directors, employees, advisors, representatives, attorneys, successors, and assigns, in consideration of the agreements set forth herein, and intending to be legally bound, also irrevocably releases and forever discharges ADC’s suppliers, distributors, end-users and other customers strictly with respect to the making, selling, supplying, distribution, importing or use of ADC Products before the Effective Date or the use, resale, resupply or further distribution after the Effective Date of ADC Products first sold, supplied or distributed before the Effective Date.
5.    Each of the Parties, on behalf of itself and its agents, officers, directors, employees, advisors, representatives, attorneys, successors, and assigns, expressly and irrevocably waives any and all rights under Section 1542 of the Civil Code of California, and under any statute of similar import or purpose of any other jurisdiction with respect to the releases granted hereunder. Section 1542 provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Each Party acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code Section 1542 and all other requirements of law.
6.    The release and discharge provisions of Paragraphs B.1, B.2, B.3, B.4 and B.5 do not excuse or permit any breach of the obligations set forth in Sections C through K or Exhibits A through C, nor should those Paragraphs be construed as a release of any obligations or liabilities incurred under Sections C through K or Exhibits A through C.
7.    Within five business days after the Effective Date, the Parties will file with the United States District Court for the District of Delaware a stipulation for dismissal of Claims relating to U.S. Patent No. 5,899,855 without prejudice and the rest of the Claims in the Litigation with prejudice, in substantially the form of Exhibit B.

C.	Licenses
1.    Subject to DexCom’s material compliance with the terms and conditions of this Agreement, ADC hereby grants DexCom a royalty-free, worldwide, non-exclusive, non-sublicensable license under ADC Licensed Patents to make, have made, use, offer for sale, sell, distribute, import, and have imported DexCom Products.

2.    Subject to ADC’s material compliance with the terms and conditions of this Agreement, DexCom hereby grants ADC a royalty-free, worldwide, non-exclusive, non-sublicensable license under DexCom Licensed Patents to make, have made, use, offer for sale, sell, distribute, import, and have imported ADC Products.

D.	Covenants Not to Sue
1.    Provided that DexCom is in material compliance with the terms and conditions of this Agreement, ADC covenants not to sue (or cooperate with, instruct, or aid any Third Party or Affiliate to sue), directly or indirectly, DexCom or any DexCom Affiliate, for making, having made, using, offering for sale, selling, distributing, importing, or having imported DexCom Products at any time before the expiration of the Covenant Period based on the assertion that such activity infringes, directly or indirectly (including any assertion that such activity contributes to or induces the infringement of), any patent or patent application that ADC currently owns or subsequently acquires, or any patent or patent application that ADC currently has the right to enforce or direct enforcement of (either solely or jointly with one or more other persons or entities) or in the future acquires the right to do so (subject to Paragraph D.5).
2.    [*****]
3.    Provided that ADC is in material compliance with the terms and conditions of this Agreement, DexCom covenants not to sue (or cooperate with, instruct, or aid any Third Party or Affiliate to sue), directly or indirectly, ADC or any ADC Affiliate, for making, having made, using, offering for sale, selling, distributing, importing, or having imported ADC Products at any time before the expiration of the Covenant Period based on the assertion that such activity infringes, directly or indirectly (including any assertion that such activity contributes to or induces the infringement of), any patent or patent application that DexCom currently owns or subsequently acquires, or any patent or patent application that Dexcom currently has the right to enforce or direct enforcement of (either solely or jointly with one or more other persons or entities) or in the future acquires the right to do so (subject to Paragraph D.5).
4.    During the Covenant Period, damages shall not accrue concerning any claim of infringement with respect to the subject matter of this Section D. For clarity, upon the expiration, or in the event of early termination, of the covenants set forth in this Section D, a Party shall not have the right to sue for past damages.
5.    If after the Effective Date a Party (“Enforcing Party”) acquires the right to enforce or direct the enforcement of (either solely or jointly with one or more other persons or entities) a patent or patent application without acquiring title to the patent or patent application (collectively, “Future Controlled Patent”), such Future Controlled Patent shall be subject to the covenant(s) under Paragraph D.1 and D.2 or D.3 only to the extent the Enforcing Party is permitted to grant a covenant to the Future Controlled Patent without incurring or violating any obligation to a Third Party. To the extent the Enforcing Party is not permitted to grant a covenant to a Future Controlled Patent without incurring or violating any obligation to a Third Party, the Enforcing Party shall not bring any suit or other action against the other Party to enforce a Future Controlled Patent without first affording the other Party thirty (30) days’ advance notice and an opportunity to negotiate a license to the Future Controlled Patent. In the course of such negotiations or any time thereafter, the Enforcing Party will not withhold its consent to such a license except to the extent necessary to avoid incurring a non-reimbursed monetary or other obligation or violating an obligation to a Third Party.
6.    [*****].

E.	Ownership
1.    DexCom shall not obtain or claim any ownership interest in, or control over, ADC Licensed Patents. Except as expressly set forth herein, ADC does not grant, and DexCom does not receive, any ownership right, title, or interest, security interest, other interest, license, or covenant with respect to any intellectual property rights of ADC.
2.    ADC shall not obtain or claim any ownership interest in, or control over, DexCom Licensed Patents. Except as expressly set forth herein, DexCom does not grant, and ADC does not receive, any ownership right, title, or interest, security interest, other interest, license, or covenant with respect to any intellectual property rights of DexCom.

F.	No Challenge Covenants and Exceptions Thereto
1.    During the Covenant Period, except as otherwise expressly set forth in this Section F, ADC shall not Challenge any patent or patent application that DexCom currently owns or subsequently acquires, provided that DexCom continues to be in material compliance with the terms and conditions of this Agreement.
2.    During the Covenant Period, except as otherwise expressly set forth in this Section F, DexCom shall not Challenge any patent or patent application that ADC currently owns or subsequently acquires, provided that ADC continues to be in material compliance with the terms and conditions of this Agreement.
3.    However, each Party reserves its rights and is permitted to Challenge any patent or patent application that is being asserted (or threatened to be asserted) against it or its products.
4.    Further, each Party reserves its rights and is permitted to Challenge any of the patents of the other Party if there is a statute, regulation, or rule that sets a deadline to make the Challenge. This includes, without limitation, the following: (a) submitting a request for, or participating in, an opposition proceeding before any foreign national or regional patent office or agency; (b) submitting a request for, or participation in, a Post Grant Review proceeding before the USPTO; (c) submitting one or more claims that are substantial or identical copies of one or more claims in any of the patents or patent applications of the other Party, the submittal of which may form a basis for an interference in the USPTO; (d) submitting a request for, or participation in, an interference or derivation proceeding in the USPTO; and (e) submitting a request for, or participating in, an appeal or similar judicial review, in any court or other competent governmental authority, of any decision rendered in a proceeding described in the foregoing subsections (a) – (d). In addition, nothing in this Section F prevents a Party from (and a Party will not be in breach for) responding to and complying with a lawful subpoena, order of any court or other competent governmental authority, or other similar legal requirement.
5.    Notwithstanding the foregoing, the parties shall address Challenges pending as of the Effective Date in the manner set forth in Exhibit C.

G.	Assignment
1.    Except as otherwise expressly set forth in this Section G, neither Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party (which consent shall be in the other Party’s sole discretion), except that a Party (“Transferring Affiliate”) may assign this Agreement and all and not less than all of its rights and obligations under this Agreement to any Affiliate (“Transferee Affiliate”) without the consent of the other Party, provided the Transferring Affiliate agrees to remain responsible for the Transferee Affiliate’s performance of its obligations under this Agreement.
2.    If:

(i)     a Party transfers or otherwise assigns any patent or patent application that is subject to the licenses in Paragraphs C.1, C.2 or H.3 or the covenants in Paragraphs D.1, D.2, or D.3 of this Agreement directly or indirectly to a Third Party or an Affiliate (other than in a transaction or series of transactions constituting a Change of Control of the transferring Party subject to Paragraph G.3), or
(ii)     in a transaction or series of transactions constituting a Change of Control of the transferring Party subject to Paragraph G.3, the Acquiring Entity (as defined in Paragraph G.3 below) does not acquire one or more patents or patent applications that are subject to the licenses in Paragraphs C.1, C.2 or H.3 or the covenants in Paragraphs D.1, D.2, or D.3 of this Agreement, and those patents or patent applications are instead transferred directly or indirectly to a Third Party or an Affiliate, the obligations related to such transferred or otherwise assigned patent(s) or patent application(s) (but not the rights) of the transferring or assigning Party shall be assumed (automatically by operation of law or otherwise as required to make the obligations binding under the law of the relevant jurisdiction), without further action (other than as required to make the obligations binding) or consent by either Party or by such Third Party or Affiliate.
3.    Upon a Change of Control of a Party (“Acquired Party”), the entity that acquires or maintains the assets pertaining to the Acquired Party’s Products (i.e., the ADC Products or DexCom Products, as the case may be) (the “Acquiring Entity”) shall assume or remain subject to the rights and obligations of the Acquired Party under this Agreement (subject to Paragraph G.4) without further action or consent by the other Party.

4.    Upon an assignment of this Agreement under Paragraph G.1 (“Assignment”) or upon a Change of Control, the license granted by the Transferring Affiliate or Acquired Party (either, “Assignor”) will continue to apply only with regard to the Licensed Patents owned by the Assignor (or otherwise already subject to the licenses granted by the Assignor in this Agreement) immediately prior to the Assignment or Change of Control, and the covenants made by the Assignor under Section D will continue to apply only with regard to the patents or patent applications owned by the Assignor (or otherwise already subject to the covenants made by the Assignor in this Agreement) immediately before the Assignment or Change of Control, and the other Party (i.e., the Party not subject to the Assignment or Change of Control) shall obtain no rights of any kind under this Agreement with regard to any other patents or patent applications of the Acquiring Entity or Transferee Affiliate (collectively, “Assignee”) or the Assignee’s Affiliates. In addition, following an Assignment or Change of Control, the license granted by the other Party under Section C and the covenants made by the other Party under Section D shall be limited to only (a) the Assignor’s Products that were in production or under development before the Assignment or Change of Control; and (b) improvements, updates, future versions, or successor products (however named) that are based upon the Assignor’s Products that were in production or under development before the Assignment or Change of Control; and (unless included in the foregoing clause (a) or (b)) do not cover any products that are the same as or based upon products that were made or sold by the Assignee before the Assignment or Change of Control. Following a Change of Control, the covenants made by both parties in Section F shall terminate 60 days after the effective date of the Assignment or Change of Control.
5.    Within thirty (30) days after the effective date of the Change of Control, the Acquiring Entity shall pay the other Party (“Non-Acquired Party”), or cause the Non-Acquired

Party to be paid, a one-time upfront continuation fee of twenty-five million dollars in United States currency ($25,000,000.00) (“Continuation Payment”). Notwithstanding anything set forth in Paragraph G.4, if the Acquiring Entity fails to pay or cause to be paid the Continuation Payment to the Non-Acquired Party within thirty (30) days after the effective date of such Change of Control, then the license granted and all covenants made by the Non-Acquired Party shall expire thirty (30) days after the effective date of such Change of Control and will not then be subject to revival. However, the license granted and the covenants made by the Acquired Party under Sections C and D shall survive such expiration and persist throughout their respective full terms as otherwise provided in this Agreement, on the terms set forth in Paragraph G.4.

H.	Representations and Warranties
1.    Each Party represents and warrants that: (i) as of the Effective Date, it is the owner of the Licensed Patents attributed to it in this Agreement and that it has not assigned to any Third Party or Affiliate any right of action or recovery against the other Party with respect to such patents; (ii) as of the Effective Date, it has not assigned, transferred, encumbered, or subrogated any interest in any of the Claims released by Section B of this Agreement, whether voluntarily, involuntarily, or by operation of law, and that it is fully entitled to give a full and complete release of those Claims; (iii) it has the authority and right to enter into and grant the license, covenants, and releases granted by it in this Agreement; (iv) it has full power to enter into and perform this Agreement; (v) when executed and delivered, this Agreement shall constitute a legal, valid, and binding obligation enforceable against it in accordance with its terms; and (vi) the individual signing this Agreement on its behalf is fully empowered to bind the Party and is duly authorized to enter into this Agreement on its behalf.

2.    EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION, (A) EACH PARTY GRANTS THE LICENSES PROVIDED BY IT HEREIN, AND EACH PARTY AGREES TO AND DOES ACCEPT THE LICENSES RECEIVED BY IT HEREIN, ON A STRICTLY “AS IS” BASIS WITHOUT WARRANTY OR CONDITION OF ANY KIND, AND NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY, OR GUARANTEE OF ANY KIND IN RELATION TO THE LICENSED PATENTS, WHETHER AS TO THE USES, MERCHANTABLE QUALITY OR MERCHANTABILITY, SUITABILITY, PERFORMANCE, FITNESS FOR A PARTICULAR PURPOSE, CAPABILITIES, NON-INFRINGEMENT OF THIRD PARTY OR AFFILIATE INTELLECTUAL PROPERTY RIGHTS, RELIABILITY OR ACCURACY THEREOF, OR CONCERNING ANY DEFECTS OR DEFICIENCIES OR THE LACK THEREOF; AND (B) NEITHER PARTY MAKES ANY OTHER REPRESENTATION, WARRANTY, OR GUARANTEE OF ANY KIND.
3.    Dexcom warrants and represents that it [*****].

I.	Term
1.    Subject to Paragraph I.2 below, unless previously terminated, the term of this Agreement shall expire on the earlier of (i) [*****] or (ii) [*****].
2.    Notwithstanding Paragraph I.1, to the extent [*****], strictly because of a patent term extension or patent term adjustment, the license granted under Section C of this Agreement (and the term of this Agreement) would continue strictly as to that one or more patents until the expiration of these patents (but the licenses and covenants with respect to all other patents and patent applications will expire on the date set forth in Paragraph H.1 or as otherwise provided in this Agreement).

3.    The provisions of Sections A (“Definitions”), B (“Mutual Releases”), E (“Ownership”), H (“Representations and Warranties”), J (“Dispute Resolution”), and K (“Additional Terms and Conditions”) shall survive any expiration or termination of this Agreement, absent express written agreement between the Parties. The provisions of Paragraph 3 in Exhibit C to this Agreement shall survive any expiration or termination of this Agreement in the manner set forth in Paragraph 3 of Exhibit C.

J.	Dispute Resolution
1.    Meeting of Parties. In the event any dispute(s) arise(s) from, under or relating to this Agreement, including alleged material or non-material breaches, a Party (the “Noticing Party”) shall give notice of any such dispute(s), and the Parties shall meet in person or by telephone conference within 14 days after such notice and shall discuss and negotiate an expeditious resolution of the dispute in good faith. If the Parties are unable to resolve their dispute(s) within 30 days after this initial meeting, the Parties shall elevate the dispute(s) to their respective Presidents, and the President of each Party or his/her direct designee shall meet in person within 45 days of the initial meeting. The in-person meeting shall occur at or near the headquarters of the Party that is not the Noticing Party, unless a different location is agreed upon by the Parties. At the in-person meeting, the Parties’ Presidents or their designees shall discuss and negotiate in good faith to arrive at a resolution of the dispute(s). If the Parties do not resolve their dispute(s) within 30 days of the in-person meeting of their respective Presidents or their designees, either Party may then exercise any remedies available under this Agreement or under the law or equitable principles of any applicable jurisdiction, including instituting litigation subject to the forum selection clause provided in Paragraph J.4 of this Agreement.

2.    Self-Executing Remedies. The requirements of Paragraph J.1 shall not apply to the exercise of any remedies that are self-executing under this Agreement, including those provided in Paragraphs D.2, G.5, H.3 and I.2 of this Agreement, but shall apply to any dispute relating to such remedies.
3.    Specific Enforcement. The Parties acknowledge that money damages may not be an adequate remedy at law if either Party fails to perform in any material respect any of its obligations under this Agreement. Each Party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of the other Party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement. No remedy under this Agreement shall be exclusive of any other remedy and all available remedies shall be cumulative.
4.    Choice of Forum. The United States Federal District Court for the District of Delaware shall have exclusive jurisdiction over any dispute arising from or under or relating to this Agreement, to the extent permitted by law. The state courts of Delaware shall have exclusive jurisdiction over any dispute arising from or under or relating to this Agreement, to the extent subject matter jurisdiction is lacking in federal courts. For any dispute arising from or under or relating to this Agreement, each Party stipulates to personal jurisdiction and venue in the state of Delaware. For any dispute brought in Delaware that arises from or under or relates to this Agreement, each Party waives any defenses based upon lack of personal jurisdiction, lack of venue, or forum non conveniens, and waives the right to seek transfer out of Delaware.

K.	Additional Terms and Conditions
1.    No Admission of Prior Liability. It is understood and agreed that the mutual releases in Section B are the result of a compromise of disputed Claims; that it is not to be construed as an acknowledgment or admission of any wrongdoing on the part of any Party; that the Parties specifically deny any liability related to any Claims released in this Agreement; and that the Parties have entered into this Agreement to avoid the cost, expense, and risk of legal proceedings between them.
2.    Confidentiality. Both Parties, and all those acting in concert or privity therewith, shall retain as confidential all non-public information they learned or acquired in connection with this Agreement. Such parties shall also retain as confidential and shall not disclose to any Third Party the terms and conditions of this Agreement except: (i) as may be necessary to enforce or implement its terms and conditions; (ii) either Party may make such limited disclosures of the terms and conditions of this Agreement as may be required under a lawful subpoena, order of court or other competent governmental authority, applicable federal or state laws, or regulations or rules of any securities exchange on which a Party’s securities are traded, after giving (to the extent possible consistent with its legal obligations) ten (10) days prior written notice to the other Party of such disclosure; (iii) in connection with due diligence disclosures related to a possible acquisition, divestiture, merger, consolidation, substantial asset transfer, joint venture, or similar transaction, so long as such disclosures are protected by a written non-disclosure agreement with provisions at least as protective as those set forth above; (iv) to accountants, advisors, bankers, lawyers, insurers, prospective insurers, lenders, or investors, who are subject to contractual or professional obligations of confidentiality; or (v) by written agreement of the Parties. Any press release concerning this Agreement or the subject thereof shall require the advance written consent of the other Party. This paragraph shall not apply to information that: (a) is known by the receiving Party prior to its receipt of the disclosure from the disclosing Party (as evidenced by the receiving Party’s written records); (b) is or becomes publicly available through no breach of this Agreement by the receiving Party; or (c) is received by the receiving Party from a Third Party or Affiliate who, to the receiving Party’s knowledge, is not under an obligation of confidentiality to the disclosing Party with respect to such information.
3.    Relationship. This Agreement is not intended to constitute or create a joint venture, pooling arrangement, partnership, or formal business organization of any kind, and the rights and obligations of the Parties shall be only those expressly set forth in this Agreement. Neither Party shall (a) owe any fiduciary duty to the other Party under this Agreement, (b) have authority to bind the other Party, or (c) act as an agent for the other Party.
4.    No Third-Party Beneficiaries. Except as set forth herein, this Agreement is made expressly and solely for the benefit of the Parties. No other person or entity shall be entitled to any benefits or rights under this Agreement, nor be authorized or entitled to enforce any rights or remedies under this Agreement.
5.    Severability. If any part, term, condition, or provision of this Agreement is held void, illegal, unenforceable, or to be in conflict with any law or regulation of a federal, state, or local government having jurisdiction over this Agreement, the validity and effectiveness of the remaining portions of this Agreement shall not be affected.
6.    Licensing Patents on a claim by claim Basis. With respect to subsections (c) and (d) of Paragraph A.13 and Paragraph H.3, it is the intent of the parties (and the parties have specifically bargained) to license on a claim by claim basis and to exclude from the license claims that are not encompassed within the definition, whether or not in the same patent. Notwithstanding the foregoing, to the extent a court or other competent governmental authority holds that a patent may not be licensed on a claim by claim basis, then any license to a claim based on subsections (c) or (d) of Paragraph A.13 or Paragraph H.3 should be construed as a license to the entire patent containing the claim.
7.    Governing Law. This Agreement or the performance, enforcement, breach, or termination hereof shall be construed, governed, and interpreted in accordance with the laws of the State of Delaware and the United States of America without regard to their conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.
8.    Notices. All notices, consents, and other communications required or permitted by this Agreement shall be in writing and shall be: (a) delivered to the appropriate address by hand, (b) delivered by nationally recognized overnight service; (c) delivered by courier; or (d) sent by registered or certified mail, return receipt requested, in each case to the following addresses, with costs prepaid, and marked to the attention of the department designated below (or to such other address as a Party may designate by notice to the other Party):
If to ADC, to:
Abbott Diabetes Care Inc.
Attention: ADC Legal Division
1420 Harbor Bay Parkway
Alameda, CA 94502
with a copy (which shall not constitute notice) to:
Abbott Laboratories
Attention: Legal Division
100 Abbott Park Rd.
Abbott Park, IL 60064

and with a copy (which shall not constitute notice) to:
Guy Ruttenberg
Ruttenberg IP Law, a Professional Corporation
1801 Century Park East
Suite 1920
Los Angeles, CA 90067
guy@ruttenbergiplaw.com

If to DexCom, to:
Attention: DexCom Legal
6340 Sequence Drive
San Diego, CA 92121
with a copy (which shall not constitute notice) to:
Morrison & Foerster, LLP
Attention: M. Andrew Woodmansee & David Doyle
12531 High Bluff Drive, Suite 100
San Diego, CA 92121
All notices, consents, and other communications shall be deemed to have been duly given (as applicable): if delivered by hand, when delivered by hand; if delivered by nationally recognized overnight service, when delivered by that overnight service; if delivered by courier, when delivered by courier; or if sent by registered or certified mail, five (5) business days after being deposited in the mail, postage prepaid.

9.    Entire Agreement. This Agreement expresses the Parties’ entire understanding regarding its subject matter and supersedes any and all written or oral representations, warranties, agreements, or understandings previously existing between or among the Parties with respect to the subject matter of this Agreement.
10.    Modifications. This Agreement may not be amended, modified, or changed, and no waiver of any provision of this Agreement shall be effective, except by a written agreement mutually executed by the Parties.
11.    Waiver. The waiver of any performance or breach of any term, covenant, or condition in this Agreement shall not be a waiver of such term, covenant, or condition in general, nor shall it waive any subsequent performance or breach. No delay or omission on the part of either Party to exercise or avail itself of any right, power, or privilege that it has or may have hereunder shall operate as a waiver of any right, power, or privilege by such Party.
12.    Consultation with Counsel. Each Party acknowledges that it knows and understands the contents of this Agreement and has been represented by counsel of its choice in connection with this Agreement, and has entered into this Agreement knowingly and voluntarily.
13.    Attorneys’ Fees. Each Party shall bear its own costs, attorney’s fees, and expenses associated with the Litigation, this Agreement, and any disputes arising under this Agreement.
14.    Construction. The provisions of this Agreement are the result of negotiations between the Parties and have been jointly prepared by both Parties. This Agreement shall not be construed in favor of, or against, any Party by reason of the extent to which a Party or its counsel participated in its drafting. As used in this Agreement, the word “including” shall be construed to mean “including without limitation”, and the word “or” shall be construed to mean “and/or”.

15.    Headings and Captions. Headings and captions used in this Agreement are for ease of reference only. They do not constitute part of this Agreement and shall not be used in interpreting or construing it.
16.    Counterparts. This Agreement may be executed in counterparts (including by facsimile or electronic image), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each Party has executed this Agreement as of the date set forth below.

ABBOTT DIABETES CARE INC.
By:	/s/ Robert Ford
Robert Ford
[Print or Type Name]
Its: President

Date: July 2, 2014

DEXCOM, INC.
By:	/s/ Kevin Sayer
Kevin Sayer
[Print or Type Name]
President & COO

Date: July 2, 2014

EXHBIT A
List of Excluded Patents

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

EXHIBIT B
Form of Stipulated Dismissal

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

ABBOTT DIABETES CARE INC., Plaintiff, v. DEXCOM, INC., Defendant.	) ) ) ) ) ) ) ) )	C.A. No. 05-590 (GMS) CONSOLIDATED
JOINT STIPULATION OF DISMISSAL OF
ABBOTT DIABETES CARE INC. AND DEXCOM, INC.
Pursuant to Federal Rule of Civil Procedure 41, Plaintiff Abbott Diabetes Care Inc. and Defendant DexCom, Inc. hereby stipulate as follows:
1.All claims and counterclaims in the above-captioned consolidated action relating to U.S. Patent No. 5,899,855 are hereby dismissed WITHOUT PREJUDICE.
2.    All other claims and counterclaims in the above-captioned consolidated action are hereby dismissed WITH PREJUDICE.
3.    Each party shall bear its own costs, expenses and attorneys’ fees.

MORRIS, NICHOLS, ARSHT & TUNNELL LLP	SHAW KELLER LLP

Mary B. Graham (#2256)
Jeremy A. Tigan (#5239)
Thomas Curry (#5877)
1201 N. Market Street
P.O. Box 1347
Wilmington, DE 19899-1347
(302) 658-9200
mgraham@mnat.com
jtigan@mnat.com
tcurry@mnat.com
Attorneys for Abbott Diabetes Care Inc.

John W. Shaw (#3362) Karen E. Keller (#4489) 300 Delaware Avenue, Suite 1120 Wilmington, DE 19801 (302) 298-0700 jshaw@shawkeller.com kkeller@shawkeller.com Attorneys for DexCom, Inc.
[DATE]

SO ORDERED this                   day of                  , 2014.

CHIEF, UNITED STATES DISTRICT JUDGE

EXHIBIT C
Addressing Pending Challenges
The Parties acknowledge that, as of the Effective Date, there are currently: three (3) ex parte reexaminations that were initiated by DexCom with respect to ADC patents and remain pending before the United States Patent & Trademark Office (“USPTO”) as of the Effective Date (“Ex Parte Reexaminations”); four (4) oppositions that were initiated by ADC with respect to DexCom patents and remain pending before the European Patent Office (“EPO”) as of the Effective Date (“Oppositions”); and one (1) inter partes reexamination that was initiated by ADC with respect to DexCom’s [*****] (“[*****]”) and remains pending before the USPTO as of the Effective Date. The Parties shall address these pending Challenges as follows:
1.     After the Effective Date, DexCom shall not file any further materials with the USPTO in connection with the three (3) pending Ex Parte Reexaminations relating to two (2) patents of ADC ([*****]).
2.     After the Effective Date, ADC may, in its sole discretion, continue to maintain the Oppositions only to the extent ADC would be permitted to bring such an Opposition, if filed after the Effective Date, in accordance with the provisions of Paragraph F.4 of this Agreement.
3.     After the Effective Date, ADC shall terminate any further participation in the inter partes reexamination of the [*****]. Dexcom agrees, on behalf of its Affiliates and successors and assigns, that neither the inter Partes Reexamination nor any certificate of Reexamination arising therefrom shall be used as a basis for estoppel against ADC or its Affiliates, or any of their successors, assigns, agents, or any other entities in privity with ADC (“ADC Entity”). To the extent any court or other competent governmental authority finds that any ADC Entity is estopped notwithstanding the foregoing language, that ADC Entity shall be deemed irrevocably licensed to the [*****] on a royalty-free, non-exclusive and non-sublicensable basis (i.e., consistant with Paragraph C.2 of the Agreement). This license for the [*****] shall be irrevocable and shall survive any expiration or termination of the Agreement. This license for the [*****] shall also be binding upon any acquirer of the [*****] or other successor to DexCom’s rights in the [*****].
4.    The Parties warrant and represent that, as of the Effective Date, they are unaware of any other Challenges that would not be permitted under the Agreement if initiated after the Effective Date and, therefore, the Parties shall not maintain after the Effective Date any other Challenges that would not be permitted under the Agreement if initiated after the Effective Date.